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                                                                     Exhibit 5.1

                          CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 The Uncommon Values Trust, 1998 Series:
 --------------------------------------

  We consent to the use of our report dated July 2, 1998 included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.



                                                        KPMG PEAT MARWICK LLP

New York, New York
July 2, 1998